SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report:                                      January 24, 1996
     (Date of earliest event reported)                    January 8, 1996


                                Pure World, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                   0-10566                    95-3419191
        (State or other           (Commission                (I.R.S. Employer
        jurisdiction of           File Number)               Identification No.)
        incorporation)


           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (908) 234-9220




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Item 5.  Other Events

     On January 8, 1996 American Industrial Properties REIT instituted a lawsuit against Pure World, Inc. ("Pure World"). Pure World believes the lawsuit is totally without merit and will be vigorously defended. A copy of the complaint is attached as Exhibit 99 to this Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PURE WORLD, INC.



                                   By:  /s/ Mark Koscinski
                                        Senior Vice President and
                                        Principal Accounting Officer

Dated: January 24, 1996